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                                                                 EXHIBIT 4(c)

NUMBER                                                                 SHARES
______                                                                ________

               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

                                    CLASS C

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       _________________

                                                        CUSIP 92113H301
                                                       _________________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen American Capital Growth and Income Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                           Dated

                         [VAN KAMPEN AMERICAN CAPITAL]
                             GROWTH AND INCOME FUND
                                 DELAWARE SEAL]

RONALD A. NYBERG                                             DENNIS J. MCDONNELL
  SECRETARY                                                      PRESIDENT

                                                                     KC 002717
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                COUNTERSIGNED by ACCESS INVESTOR SERVICES, INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                         TRANSFER AGENT

                   By __________________________________________________
                                                       AUTHORIZED OFFICER

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             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

NUMBER                            CLASS C                    SHARES
KC

ACCOUNT NO.         ALPHA CODE            DEALER NO.         CONFIRM NO.

TRADE DATE                                CONFIRM DATE       BATCH I.D. NO.

                                          CHANGE NOTICE: IF THE ABOVE
                                          INFORMATION IS INCORRECT OR MISSING,
                                          PLEASE PRINT THE CORRECT INFORMATION
                                          BELOW, AND RETURN TO:

                                                ACCESS
                                                P.O. BOX 418256
                                                KANDAS CITY, MISSOURI 64141-9256
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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                       hereby sell, assign and transfer unto

_______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

       Dated, ________________________________________ 19 _______

              _________________________________________________________________
                                          Owner
              _________________________________________________________________
                                Signature of Co-Owner, if any

IMPORTANT     [  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              [  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

_______________________________________________________________________________

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       *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants         UNIF GIFT MIN. ACT - ________ Custodian _________
           in common                                (Cust)             (Minor)
                                                      under Uniform Gifts to
TEN ENT  - as tenants by                                    Minors Act
           the entireties
                                               ________________________________
JT TEN   - as joint tenants                               (State)
           with right of sur-
           vivorship and not
           as tenants in common

        Additional abbreviations may also be used though not in the above list

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_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY